Exhibit 99.1

NEWS RELEASE

1 First Avenue South
P.O. Box 2229
Great Falls MT 59401
For Immediate Release
Energy, Inc. Reports 86.6% Increase in Net Income for
First Quarter of 2010
•	Diluted earnings per share from continuing operations for the first quarter increased 32.6% to $0.61, reflecting operating income growth from our Maine and North Carolina utilities, customer additions and acquisitions

•	Operating income grew to 50.6% of gross margin from 45.8% year-over-year, due to increased financial performance in Maine and North Carolina utilities

•	Customer base expands more than 50% to approximately 62,000 with the addition of 23,131 customers as a result of the January acquisition of three utilities with service areas in Northeastern Ohio and Western Pennsylvania
GREAT FALLS, MT, May 17, 2010 — Energy, Inc. (NYSE Amex: EGAS), a natural gas utility company serving approximately 62,000 customers in six states, today reported financial results for the first quarter ended March 31, 2010. Reported results include the acquisitions of the parent companies of Orwell Natural Gas Company and Northeast Ohio Natural Gas Corp. (NEO), and Brainard Gas Corp., as well as Great Plains Land Development, LTD. (GPL), which Energy, Inc. completed on January 5, 2010.
First Quarter 2010 Consolidated Financial Results
Consolidated net income for the first quarter was $3.7 million, or $0.61 per diluted share, compared with net income of $2.0 million, or $0.46 per diluted share, for the same period in 2009. Earnings growth was driven by strengthened operating performance and customer additions in the Company’s utilities in Maine and North Carolina combined with the acquisition of the Ohio utilities. Net income improved to 10.5% of operating revenues in the 2010 first quarter from 6.3% in the same period the prior year.
Operating income was $6.3 million for the 2010 first quarter, up $2.8 million, or 78%. Approximately $2.3 million of the increase was related to the Ohio utilities acquisition.
Richard M. Osborne, Energy, Inc.’s chairman and chief executive officer, commented, “The results reflect our success at generating improved returns in our organic operations, expanding our customer base and the completion of the acquisition of the Ohio utilities. We believe we can continue to expand our earnings power and grow our customer base by focusing on earning fair returns in our utility operations, allocating our capital where we can capture the best returns and continuing to selectively acquire utilities that would benefit from our operational strength.”
Natural Gas Operations Segment
The Natural Gas Operations segment contributed net income of $3.7 million, or $0.62 per diluted share, in the 2010 first quarter compared with $1.5 million, or $0.36 per diluted share, for the same

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Energy, Inc. Reports 86.6% Increase in Net Income for First Quarter 2010
May 17, 2010

quarter of 2009. Operating income from this segment in 2010 was $5.9 million, or 49.9% of gross margin, compared with $2.8 million, or 41.3% of gross margin, in 2009. The increased operating income was the result of improved operations in the organic utility businesses, specifically the Maine and North Carolina operations. The Ohio operations had a net income of approximately $1.4 million for the first quarter.
The Natural Gas Operations segment continues to see customer growth as the Company expands its facilities to meet the strong demand for natural gas service. Organic customer growth was approximately 4% in the 2010 first quarter, while the acquisition increased the Company’s customer base by over 50%.
Volumes in the Natural Gas Operations segment for the quarter were 9,770 million cubic feet (MMcf), an increase from 7,401MMcf for the same quarter in 2009.
Marketing and Production Segment
First quarter 2010 operating income for the Marketing and Production segment was $0.4 million, compared with $0.7 million in the first quarter of 2009. The Marketing and Production segment had a first quarter net loss of $0.08 million compared with net income of $0.4 million for the same quarter of 2009. The decline in net income was the result of a jury award of $0.5 million in litigation relating to a gas supply contract that expired in October of 2008.
Pipeline Operations Segment
The Pipeline Operations segment contributed net income of $36,235 for the 2010 first quarter compared with net income of $29,508 for the same quarter in 2009.
Balance Sheet and Cash Management
First quarter 2010 cash and marketable securities of $7.3 million increased 58% compared with the same quarter in 2009, and increased slightly from the December 31, 2009 balance of $7.2 million. Cash provided by operating activities was $10.1 million compared with $14.9 million in the first quarter of 2009. Total net increase in cash was $581,000 as compared with $354,000 in the first quarter of 2009.
For the first quarter ended March 31, 2010, capital expenditures were $1.3 million, compared with $1.9 million in 2009. Capital spending was focused on expanding rate base in the Maine and North Carolina utility operations as the Company captures market share, and for maintenance of existing pipeline systems.
About Energy, Inc.
Energy, Inc. distributes and sells natural gas to end-use residential, commercial, and industrial customers. It distributes approximately 29 billion cubic feet of natural gas to approximately 62,000 customers through regulated utilities operating in Montana, Wyoming, North Carolina, Maine, Ohio and Pennsylvania. The Company markets approximately 2.4 billion cubic feet of natural gas to commercial and industrial customers in Montana and Wyoming on an unregulated basis. The company also has a majority ownership interest in 160 natural gas producing wells and gas gathering assets. In addition, the company owns the Shoshone interstate and the Glacier gathering

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Energy, Inc. Reports 86.6% Increase in Net Income for First Quarter 2010
May 17, 2010

pipelines located in Montana and Wyoming. The company’s Montana public utility was originally incorporated in 1909 and is headquartered in Great Falls, Montana.
The company’s toll-free number is 800-570-5688. The company’s address is 1 First Avenue South, Great Falls, Montana 59401 and its website is www.ewst.com.
Safe Harbor Regarding Forward-Looking Statements
The company is including the following cautionary statement in this release to make applicable and to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of, Energy, Inc. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words “anticipates,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “believes” and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those expressed. Factors that may affect forward-looking statements and the company’s business generally include but are not limited to the company’s ability to successfully integrate the operations of the companies it has recently acquired and consummate additional acquisitions, the company’s continued ability to make dividend payments, the company’s ability to implement its business plan, fluctuating energy commodity prices, the possibility that regulators may not permit the company to pass through all of its increased costs to its customers, changes in the utility regulatory environment, wholesale and retail competition, the company’s ability to satisfy its debt obligations, including compliance with financial covenants, weather conditions, litigation risks, and various other matters, many of which are beyond the company’s control, the risk factors and cautionary statements made in the company’s public filings with the Securities and Exchange Commission, and other factors that the company is currently unable to identify or quantify, but may exist in the future. Energy, Inc. expressly undertakes no obligation to update or revise any forward-looking statement contained herein to reflect any change in Energy, Inc.’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
For more information contact:

Energy, Inc.	Kei Advisors LLC
Glenn Hemminger, Director of Finance	Deborah K. Pawlowski, President & CEO
Phone: (440) 205-1987	Phone: (716) 843-3908
Email: gdhemminger@ewst.com	Email: dpawlowski@keiadvisors.com
FINANCIAL TABLES FOLLOW

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Energy, Inc. Reports 86.6% Increase in Net Income for First Quarter 2010
May 17, 2010

ENERGY, INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	March 31,
	(unaudited)
	2010	2009
REVENUES:
Natural gas operations	$31,506,160	$26,141,570
Gas and electric—wholesale	3,118,323	5,079,587
Pipeline operations	108,602	112,666

Total revenues	34,733,085	31,333,823

EXPENSES:
Gas purchased	19,620,814	19,434,852
Gas and electric—wholesale	2,591,411	4,124,894

Total cost of sales	22,212,225	23,559,746

GROSS MARGIN	12,520,860	7,774,077
Distribution, general, and administrative	3,915,442	2,895,554
Maintenance	291,329	171,407
Depreciation and amortization	968,029	513,674
Taxes other than income	1,006,283	629,580

Total expenses	6,181,083	4,210,215

OPERATING INCOME	6,339,777	3,563,862

OTHER LOSS	(251,415)	(24,979)
INTEREST EXPENSE	(592,784)	(345,952)

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE	5,495,578	3,192,931
INCOME TAX EXPENSE	(1,832,636)	(1,230,208)

NET INCOME	$3,662,942	$1,962,723

BASIC INCOME PER COMMON SHARE:
Income from operations	$0.61	$0.46

DILUTED INCOME PER COMMON SHARE:
Income from operations	$0.61	$0.46

DIVIDENDS DECLARED PER COMMON SHARE:	$0.14	$0.12

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,973,851	4,298,092
Diluted	5,980,627	4,301,522
Please refer to the notes as filed on Form 10-Q that are an integral part of these consolidated financial statements.

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Energy, Inc. Reports 86.6% Increase in Net Income for First Quarter 2010
May 17, 2010

ENERGY, INC AND SUBSIDIARIES SEGMENT DATA
Three Months Ended March 31, 2010

		Marketing
	Natural Gas	and	Pipeline	Corporate
	Operations	Production	Operations	and Other	Eliminations	Consolidated
OPERATING REVENUES:
Natural gas operations	$31,584,769	$—	$—	$—	$(78,609)	$31,506,160
Marketing and Production	—	5,483,312	—	—	(2,364,989)	3,118,323
Pipeline operations	—	—	108,602	—	—	108,602

Total operating revenue	31,584,769	5,483,312	108,602	—	(2,443,598)	34,733,085

COST OF SALES:
Gas purchased	19,699,423	—	—	—	(78,609)	19,620,814
Gas and electric — wholesale	—	4,956,400	—	—	(2,364,989)	2,591,411

Total Cost of Sales	19,699,423	4,956,400	—	—	(2,443,598)	22,212,225

GROSS MARGIN	$11,885,346	$526,912	$108,602	$—	$—	$12,520,860

OPERATING INCOME:	$5,928,490	$350,156	$63,652	$(2,521)	$—	$6,339,777

NET INCOME	$3,731,295	$(78,950)	$36,235	$(25,638)	$—	$3,662,942

Total Assets	107,073,699	5,527,569	749,855	63,249,099	(58,543,369)	$118,056,853
Goodwill	13,813,626	—	—	—	—	$13,813,626
Three Months Ended March 31, 2009

		Marketing
	Natural Gas	and	Pipeline	Corporate
	Operations	Production	Operations	and Other	Eliminations	Consolidated
OPERATING REVENUES:
Natural gas operations	$26,383,092	$—	$—	$—	$(241,522)	$26,141,570
Marketing and Production	—	7,374,463	—	—	(2,294,876)	5,079,587
Pipeline operations	—	—	112,666	—	—	112,666

Total operating revenue	26,383,092	7,374,463	112,666	—	(2,536,398)	31,333,823

COST OF SALES:
Gas purchased	19,676,374	—	—	—	(241,522)	19,434,852
Gas and electric — wholesale	—	6,419,770	—	—	(2,294,876)	4,124,894

Total Cost of Sales	19,676,374	6,419,770	—	—	(2,536,398)	23,559,746

GROSS MARGIN	$6,706,718	$954,693	$112,666	$—	$—	$7,774,077

OPERATING INCOME:	$2,768,806	$744,188	$50,868	$—	$—	$3,563,862

NET INCOME	$1,538,833	$422,915	$29,508	$(28,533)	$—	$1,962,723

Total Assets	51,164,792	7,499,870	797,807	37,327,368	(32,359,071)	$64,430,766
Goodwill	—	—	—	—	—	$—

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Energy, Inc. Reports 86.6% Increase in Net Income for First Quarter 2010
May 17, 2010

ENERGY, INC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	March 31,		December 31,
	(unaudited)		(unaudited)
	2010	2009	2009
ASSETS
Current Assets:
Cash	$3,332,910	$1,419,502	$2,752,168
Marketable securities	3,917,281	3,158,289	4,411,171
Accounts and notes receivable less $484,059, $279,033, and $233,332, respectively, allowance for bad debt	8,360,143	7,719,238	7,579,974
Accounts and notes receivable — related parties	745,868	—	—
Unbilled gas	3,379,014	3,090,245	2,869,826
Natural gas and propane inventories	1,230,476	308,719	5,251,942
Materials and supplies	1,494,386	1,178,781	1,018,673
Prepayments and other	713,239	592,877	552,641
Recoverable cost of gas purchases	1,624,381	920,872	641,755
Deferred tax asset	320,140	1,041,679	562,936

Total current assets	25,117,838	19,430,202	25,641,086

Property, Plant and Equipment, Net	71,141,025	35,922,043	41,203,668

Deferred Tax Assets — Long-Term	4,119,023	5,238,266	7,550,970
Deferred Charges	2,018,103	2,422,311	2,094,468
Other Investments	830,432	1,323,298	784,363
Goodwill	13,813,626	—	1,056,771
Customer Relationships	679,292	—	—
Note Receivable — Related Party	52,901	—	—
Other Assets	284,613	94,646	294,356

TOTAL ASSETS	$118,056,853	$64,430,766	$78,625,682

Please refer to the notes as filed on Form 10-Q that are an integral part of these consolidated financial statements

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Energy, Inc. Reports 86.6% Increase in Net Income for First Quarter 2010
May 17, 2010

ENERGY, INC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS, CONTINUED

	March 31,		December 31,
	(unaudited)		(unaudited)
	2010	2009	2009
LIABILITIES AND CAPITALIZATION
Current Liabilities:
Bank overdraft	$659,105	$463,700	$663,777
Accounts payable	7,540,774	5,092,863	5,530,645
Accounts payable — related parties	1,414,910	—	—
Line of credit	11,198,337	5,595,000	14,651,265
Notes payable	5,183,007	—	—
Notes payable — related parties	1,704,345	—	—
Accrued taxes	301,394	478,818	534,710
Accrued and other current liabilities	8,595,224	4,339,533	4,594,883
Overrecovered gas purchases	441,749	1,435,172	1,452,580

Total current liabilities	37,038,845	17,405,086	27,427,860

Other Obligations:
Deferred investment tax credits	213,238	234,300	218,503
Other long-term liabilities	2,864,955	2,398,502	2,291,511

Total	3,078,193	2,632,802	2,510,014

Long-Term Debt	22,581,334	13,000,000	13,000,000

Commitments and Contingencies (see note 12)

Stockholders’ Equity:
Preferred stock; $.15 par value, 1,500,000 shares authorized, no shares outstanding	—	—	—
Common stock; $.15 par value, 15,000,000 shares authorized, 6,070,903, 4,299,536, and 4,361,869 shares outstanding at March 31, 2010 and 2009, and December 31, 2009, respectively	910,635	652,943	654,280
Treasury stock	—	(8,012)	—
Capital in excess of par value	23,353,754	5,952,168	6,514,851
Capital in excess of par value — noncontrolling interest	—	—	100,989
Accumulated other comprehensive (loss) income	(20,346)	(453,665)	146,701
Retained earnings	31,114,438	25,249,444	28,270,987

Total stockholders’ equity	55,358,481	31,392,878	35,687,808

TOTAL CAPITALIZATION	77,939,815	44,392,878	48,687,808

TOTAL LIABILITIES AND CAPITALIZATION	$118,056,853	$64,430,766	$78,625,682

Please refer to the notes as filed on Form 10-Q that are an integral part of these consolidated financial statements

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Energy, Inc. Reports 86.6% Increase in Net Income for First Quarter 2010
May 17, 2010

ENERGY, INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	March 31,
	(unaudited)
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,662,942	$1,962,723
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization, including deferred charges and financing costs	991,289	606,456
Stock-based compensation	22,174	26,579
Gain on sale of securities	(26,609)	—
Investment tax credit	(5,265)	(5,265)
Deferred income taxes	1,510,504	738,193
Changes in assets and liabilities:
Accounts and notes receivable	6,338,850	1,460,348
Accounts and notes receivable — related parties	(743,539)	—
Natural gas and propane inventories	4,653,044	9,583,082
Accounts payable	(3,799,570)	(708,840)
Accounts payable — related parties	1,306,603	—
Recoverable/refundable cost of gas purchases	(2,701,968)	1,532,727
Prepayments and other	105,608	(170,363)
Asset retirement obligation liability	29,100	9,984
Other assets & liabilities	(1,288,106)	(141,797)

Net cash provided by operating activities	10,055,057	14,893,827

CASH FLOWS FROM INVESTING ACTIVITIES:
Construction expenditures	(1,272,034)	(1,888,448)
Sale of marketable securities	301,897	—
Purchase of Cut Bank shares	(97,667)	—
Cash acquired in acquisitions	144,203	—
Other investments	(32,486)	(241,875)
Customer advances received for construction	56,899	5,195
Increase from contributions in aid of construction	24,813	7,436

Net cash used in investing activities	(874,375)	(2,117,692)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term debt	(234,229)	—
Proceeds from lines of credit	3,700,000	1,700,000
Repayment of notes payable	(10,752,098)	(13,600,000)
Repayments of other short-term borrowings	(494,169)	—
Dividends paid	(819,444)	(522,162)

Net cash used in financing activities	(8,599,940)	(12,422,162)

NET INCREASE IN CASH AND CASH EQUIVALENTS	580,742	353,973

CASH AND CASH EQUIVALENTS:
Beginning of period	2,752,168	1,065,529

End of period	$3,332,910	$1,419,502

Please refer to the notes as filed on Form 10-Q that are an integral part of these consolidated financial statements

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